                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                            _______________________



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) January 20, 1995


                              UNITED INNS, INC.
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                         1-6848                58-0707789
- --------------------------------------------------------------------------------
 (State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)


5100 Poplar Avenue, Suite 2300, Memphis, Tennessee                  38137
- --------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code  (901) 767-2880


                                Not Applicable
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)





                               Page 1 of 4 Pages
                            Exhibit Index on Page 4

Item 1.  Changes of Control of Registrant

         On November 14, 1994, the Registrant and United/Harvey Holdings, L.P. ("Purchaser") entered into an agreement and plan of merger ("Merger Agreement") providing for the acquisition of all of the issued and outstanding capital stock of the Registrant by Purchaser. On January 20, 1995, Purchaser, upon completion of a tender offer made by it in accordance with the Merger Agreement, acquired approximately 98% of the Registrant's outstanding capital stock. Purchaser's acquisition of the remaining outstanding capital stock of the Registrant was effected in accordance with the terms of the Merger Agreement by means of statutory merger on January 27, 1995.

         Purchaser's Offer to Purchase dated November 21, 1994 (the "Offer to Purchase") and its Amendment No. 1 to Schedule 14D-1 Tender Offer Statement ("Amendment No. 1 to Schedule 14D-1") are attached hereto as Exhibits 99.0 and 99.1, respectively. The disclosure contained in the Introduction, Section 10 ("Sources and Amount of Funds") and Section 12 ("Purposes of the Offer and the Merger; Plans for the Company -- The Merger Agreement" and "-- Agreement with Substantial Stockholder") in the Offer to Purchase and in Item 4 (Source and Amount of Funds or Other Consideration) in Amendment No. 1 to Schedule 14D-1 is incorporated herein by this reference.

         Immediately following the filing of this Report, the Registrant is filing a report on Form 15 with the Securities and Exchange Commission, thereby suspending its duty to file reports under Sections 13 and 15(a) of the Securities Exchange Act of 1934, as amended, in accordance with Rule 12h-3(b)(1)(i) thereunder.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit

           99.0    Offer to Purchase

           99.1    Amendment No. 1 to Schedule 14D-1





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 3, 1995                      UNITED INNS, INC.



                                             By: /s/ Daniel A. Decker
                                                 -----------------------------
                                                 Daniel A. Decker,
                                                 Executive Vice President





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                                 EXHIBIT INDEX

    Exhibit
    Number                                          Description                                        Page
    -------                                         -----------                                        ----
      99.0       Offer to Purchase (incorporated by reference to Exhibit (a)(1) to Purchaser's
                 Schedule 14D-1 Tender Offer Statement filed with the Securities and Exchange
                 Commission (the "SEC") on November 21, 1994)  . . . . . . . . . . . . . . . . . .

                                                                                                        N/A
      99.1       Amendment No. 1 to Schedule 14D-1 (filed with the SEC on January 13, 1995 and incorporated by reference thereto)  . . . . . . . . . . . . . . . . . . . . . . .
                                                                                                        N/A





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